EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Christine S. Wheatley and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 13th day of March, 2014.

/s/ Reuben V. Anderson	/s/ Clyde R. Moore
Reuben V. Anderson	Clyde R. Moore

/s/ Robert D. Beyer	/s/ Susan M. Phillips
Robert D. Beyer	Susan M. Phillips

/s/ David B. Dillon	/s/ Steven R. Rogel
David B. Dillon	Steven R. Rogel

/s/ James A. Runde
Susan J. Kropf	James A. Runde

/s/ David B. Lewis	/s/ Ronald L. Sargent
David B. Lewis	Ronald L. Sargent

/s/ W. Rodney McMullen	/s/ Bobby S. Shackouls
W. Rodney McMullen	Bobby S. Shackouls

/s/ Jorge P. Montoya
Jorge P. Montoya

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Christine S. Wheatley and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned officer has hereunto set his hand, as of the 13th day of March, 2014.

/s/ W. Rodney McMullen
W. Rodney McMullen
Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Christine S. Wheatley and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned officer has hereunto set his hand, as of the 13th day of March, 2014.

/s/ J. Michael Schlotman
J. Michael Schlotman
Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Christine S. Wheatley and Bruce M. Gack, or either of them, her true and lawful attorneys-in-fact to sign and execute for and on her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned officer has hereunto set her hand, as of the 13th day of March, 2014.

/s/ M. Elizabeth Van Oflen
M. Elizabeth Van Oflen
Vice President and Controller
and Principal Accounting Officer